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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): August 6, 2004


                        Commission File Number 001-31921


                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                  48-1135403
  (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                 Identification Number)


                               8300 College Blvd.
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No.                     Description

99.1     Transcript of conference call held on August 4, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 4, 2004, Compass Minerals International, Inc. (the "Company") held a conference call to discuss the Company's results of operations for the quarter ended June 30, 2004. The transcript from the conference call is attached to this report as Exhibit 99.1.

         The information furnished under this Item 12, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           COMPASS MINERALS INTERNATIONAL, INC.



Date:  August 6, 2004                      /s/ Rodney Underdown
                                           -------------------------------------
                                           Rodney Underdown
                                           Chief Financial Officer